SUPPLEMENT TO PROSPECTUS
                                       OF
                        EVERGREEN VARIABLE ANNUITY FUNDS


I.       Evergreen VA Fund, Evergreen VA Small Cap Value Fund

         Effective July 9, 1999, the section of the prospectus entitled "THE FUNDS' PORTFOLIO MANAGERS" is supplemented to reflect the following change:

         Evergreen VA Fund

         The day-to-day management of the Fund is handled by Stephen A. Lieber. Mr. Lieber is Chairman and Co-Chief Executive Officer of EAMC. He was a founding partner of Lieber & Company, the original sponsor of the Evergreen Funds, when it was established in 1969. He has been with EAMC and its predecessor since 1971 and has been in the investment management profession since 1952. Mr. Lieber has also managed Evergreen Fund since its inception in 1970.

         Evergreen VA Small Cap Value Fund

         The day-to-day management of the Fund is handled by Jordan Alexander, CFA. Mr. Alexander has been an assistant portfolio manager since joining EAMC in September 1998 and has been the portfolio manager of the Fund since July 1999. From 1995-1998, he was an associate healthcare analyst at PaineWebber Incorporated. From 1993-1995, he was a senior financial analyst at Arthur Andersen LLP.



                                                          XXXXXX 6/99

June 14, 1999